________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 6, 2003

Amerada Hess Corporation

(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 1-1204 (Commission File Number)	No. 13-4921002 (IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

Registrant’s telephone number, including area code:

(212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Regulation FD Disclosure.

      This report on Form 8-K is filed to update certain financial information reported in the Corporation’s 2002 Form 10-K to conform with the presentation used in 2003 for an asset exchange and certain asset sales that were accounted for as discontinued operations. During 2003, the Corporation exchanged its interests in producing properties in Colombia for an increased interest in a non-producing property under development in the joint development area of Malaysia and Thailand. The Corporation also sold producing properties in the Gulf of Mexico Shelf, the Jabung Field in Indonesia and several small United Kingdom fields. Accordingly, reclassifications for discontinued operations have been made in the consolidated financial statements, notes to the financial statements, supplementary oil and gas data, selected financial data and management’s discussion and analysis of results of operations and financial condition (“MD&A”).

      In connection with the effective date of Regulation G on March 28, 2003, the Corporation also eliminated the presentation of certain items previously characterized as “special items” in its MD&A and notes to the financial statements.

      As part of its initiative to monitor the public filings of Fortune 500 companies, the Staff of the Division of Corporation Finance of the Securities and Exchange Commission reviewed and commented on the Corporation’s Form 10-K for the year ended December 31, 2001 and certain quarterly and current reports on Forms 10-Q and 8-K filed or furnished thereafter. The Staff also issued several comments on the Corporation’s December 31, 2002 Form 10-K.

      This review has been completed and as a result of the review, during 2003 the Corporation expanded certain disclosures in its MD&A and notes to the financial statements included in Forms 10-Q filed for the quarters ended March 31 and June 30, 2003. These disclosures primarily related to critical accounting policies concerning the determination of the Corporation’s operating segments, its reporting unit for the purpose of recording goodwill and the methodology for calculating asset impairment and goodwill impairment. The Corporation has also expanded disclosures in MD&A about the crude oil reserves of the Ceiba Field and reclassified reserves from “improved recovery” to “revisions of previous estimates” in the Oil and Gas Reserves table included in the Supplementary Oil and Gas Data for 2002 filed as Exhibit 99(1). An advisory disclosure about a potential accounting interpretation that may require the balance sheet reclassification of oil and gas mineral rights is also included in MD&A and the notes to financial statements. The Corporation is also refiling the report of the independent auditors with respect to the financial statements of its 50%-owned refining joint venture, HOVENSA L.L.C., to include the city and state of the independent auditors’ opinion.

      The effect of discontinued operations, compliance with Regulation G and the expanded disclosures mentioned above are reflected in the financial statements, notes to the financial statements, MD&A and selected financial data in the Corporation’s 2002 Form 10-K in this report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

      This report contains the following exhibits:

      Amerada Hess Corporation’s Selected Financial Data for the periods ended December 31, 2002, Management’s Discussion and Analysis of Results of Operations and Financial Condition and Quantitative and Qualitative Disclosures About Market Risk for the year ended December 31, 2002, and Financial Statements at and for the periods ended December 31, 2002 and Supplementary Data for 2002.

(c)	Exhibits

23		Consent of Independent Auditors
99	(1)	Selected Financial Data for the periods ended December 31, 2002
		Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2002
		Financial Statements and Supplementary Data
		Consolidated Balance Sheet at December 31, 2002 and 2001
		Statement of Consolidated Income for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Retained Earnings for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Cash Flows for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Changes in Preferred Stock, Common Stock and Capital in Excess of Par Value for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Comprehensive Income for each of the three years in the period ended December 31, 2002
		Notes to Consolidated Financial Statements
		Report of Ernst & Young LLP, Independent Auditors
		Quarterly Financial Data
		Supplementary Oil and Gas Data
99	(2)	Report of Ernst & Young LLP, independent auditors, on the Financial Statements at December 31, 2002 and 2001 and for the three years ended December 31, 2002 of HOVENSA L.L.C., a 50% owned joint venture that owns and operates a refinery in the Virgin Islands

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERADA HESS CORPORATION

By:	/s/ JOHN B. HESS

Name: John B. Hess

Title: Chairman of the Board and Chief Executive Officer

By:	/s/ JOHN Y. SCHREYER

Name: John Y. Schreyer

Title: Executive Vice President and Chief Financial Officer

Date: November 6, 2003

EXHIBIT INDEX

Exhibit No.		Description

23		Consent of Independent Auditors
99	(1)	Selected Financial Data for the periods ended December 31, 2002
		Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2002
		Financial Statements and Supplementary Data
		Consolidated Balance Sheet at December 31, 2002 and 2001
		Statement of Consolidated Income for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Retained Earnings for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Cash Flows for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Changes in Preferred Stock, Common Stock and Capital in Excess of Par Value for each of the three years in the period ended December 31, 2002
		Statement of Consolidated Comprehensive Income for each of the three years in the period ended December 31, 2002
		Notes to Consolidated Financial Statements
		Report of Ernst & Young LLP, Independent Auditors
		Quarterly Financial Data
		Supplementary Oil and Gas Data
99	(2)	Report of Ernst & Young LLP, independent auditors, on the Financial Statements at December 31, 2002 and 2001 and for the three years ended December 31, 2002 of HOVENSA L.L.C., a 50% owned joint venture that owns and operates a refinery in the Virgin Islands

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